SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 15, 2004
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                            1-10254                     58-1493818
--------------                  ------------------               --------------
(State of                       (Commission File                (IRS Employer
  Incorporation)                 Number)                         Identification
                                                                 Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                 --------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
-------  ------------

         On April 15, 2004, Total System Services, Inc. ("Registrant") issued a press release announcing a quarterly cash dividend of $0.04 per share, a 100 percent increase over the prior year's quarterly dividend of $0.02 per share.

         A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits

         99.1 - Registrant's press release dated April 15, 2004

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


                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TOTAL SYSTEM SERVICES, INC.
                                             ("Registrant")


Dated:  April 15, 2004                      By:/s/ Kathleen Moates
       -----------------------------         --------------------------------
                                               Kathleen Moates
                                               Senior Deputy General Counsel


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